SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement            [ ]   Confidential, For Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to Rule 14a-12

                              HCB BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     (3)  Filing Party:
          ______________________________________________________________________

     (4)  Date Filed:
          ______________________________________________________________________

                       [HCB BANCSHARES, INC. LETTERHEAD]


                                October 21, 2003



Dear Stockholder:

     We invite you to attend the annual meeting of stockholders (the "Annual Meeting") of HCB Bancshares, Inc. (the "Company") to be held at the Camden Country Club, located at 1915 Washington Street SW, Camden, Arkansas, on Thursday, November 20, 2003 at 10:00 a.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company's subsidiary, HEARTLAND Community Bank. Directors and officers of the Company, as well as representatives of BKD, LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                        Sincerely,

                                        /s/ Charles T. Black

                                        Charles T. Black
                                        President and Chief Executive Officer

                                     [LOGO]
                              HCB BANCSHARES, INC.
                            237 JACKSON STREET, S.W.
                             CAMDEN, ARKANSAS 71701
                                 (870) 836-6841

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2003

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of HCB Bancshares, Inc. (the "Company") will be held at the Camden Country Club, located at 1915 Washington Street, Camden, Arkansas 71701, on Thursday, November 20, 2003 at 10:00 a.m., local time.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company for three-year terms; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 6, 2003 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A list of the stockholders of the Company entitled to vote at the Annual Meeting shall be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting. Such list will be held at the Company's office located at 237 Jackson Street, S.W., Camden, Arkansas 71701.

     You are requested to fill in and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Paula J. Bergstrom

                                PAULA J. BERGSTROM
                                SECRETARY

Camden, Arkansas
October 21, 2003

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     [LOGO]

                                 PROXY STATEMENT
                                       OF
                              HCB BANCSHARES, INC.
                            237 JACKSON STREET, S.W.
                             CAMDEN, ARKANSAS 71701

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 20, 2003


                                     GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HCB Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the Camden Country Club, located at 1915 Washington Street, Camden, Arkansas, on Thursday, November 20, 2003 at 10:00 a.m., local time. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders on or about October 21, 2003.


                       VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Paula J. Bergstrom, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE
INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH IN THIS PROXY STATEMENT. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions, as well as shares held in street name which have been designated by brokers on proxy cards as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present and eligible to vote for purposes of determining whether a quorum is present.


                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     Stockholders of record as of the close of business on October 6, 2003 (the "Record Date") are entitled to one vote for each share then held. As of October 6, 2003, the Company had 1,450,230 shares of common stock, par value $.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth as of October 6, 2003, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock and by all directors and executive officers of the Company as a group.

                                                                                         PERCENT OF SHARES
NAME AND ADDRESS                                    AMOUNT AND NATURE OF                 OF COMMON STOCK
OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP /1/                 OUTSTANDING
-------------------                                ------------------------                 -----------
HCB Bancshares, Inc.
Employee Stock Ownership Plan Trust ("ESOP")
237 Jackson Street, S.W.
Camden, Arkansas 71701                                   183,351  /2/                        12.64%

Vida H. Lampkin
237 Jackson Street, SW
Camden, Arkansas  71701                                   98,078  /3/                         6.55

Joseph Stilwell
26 Broadway, 23rd Floor
New York, New York  10004                                150,150  /4/                        10.35

All directors, nominees for director
   and executive officers as a group (9 persons)         292,280  /5/                        18.54

----------
1 Includes all shares as to which the beneficial owner had sole or shared voting and/or investment power.
2 These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, Directors Akin, Murry, Parker and Steelman, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received, if any, are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of October 6, 2003, 110,684 shares had been allocated and 72,667 shares were unallocated.
3 The amount shown includes 50,784 shares that may be acquired upon the exercise of options exercisable within 60 days of October 6, 2003. To the extent available, such shares are assumed to be transferred upon the exercise of options from the HCB Bancshares, Inc. 1998 Stock Option Plan Trust, while the remaining shares are assumed to be newly issued.
4 The information provided herein is based upon Amendment No. 3 to a Schedule 13D, dated May 17, 2002, filed jointly by Joseph Stilwell, Stilwell Value Partners IV, L.P., Stilwell Associates, L.P. and Stilwell Value LLC (collectively, the "Group"). The Schedule 13D reported that each member of the Group shares voting and investment power with respect to all shares reported as beneficially owned.
5 Includes 129,786 shares which all directors and executive officers as a group had a right to purchase pursuant to the exercise of stock options exercisable within 60 days of October 6, 2003. Does not include 3,217 shares held by the HCB Bancshares, Inc. Stock Option Plan Trust, 12,654
     shares held by the Company's Management Recognition Plan Trust, 18,000 shares held by the HEARTLAND Community Bank Executive Officers' Grantor Trust and 6,108 shares held by the HEARTLAND Community Bank Non-Employee Directors' Grantor Trust, which shares are voted by Directors Akin, Murry, Parker and Steelman as trustees for such trusts. Such shares are required to be voted in the same proportion as the unallocated shares under the ESOP.

                       PROPOSAL I -- ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors consists of seven members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board of Directors has nominated Carl E. Parker, Jr. and John G. Rich, each to serve as directors for a three-year period. Under Oklahoma law, directors are elected by a plurality of all shares present and entitled to vote at a meeting at which a quorum is present.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth the names of the persons nominated by the Board of Directors for election as directors. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's subsidiary, HEARTLAND Community Bank (the "Bank"), the expiration of his or her term as a director and the number and percentage of shares of Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. With the exception of Messrs. Akin, Rich and Black, all individuals were initially appointed as a director of the Company in 1996 in connection with the Company's incorporation.

                                                                                    SHARES OF
                                            YEAR FIRST                            COMMON STOCK
                                            ELECTED AS         CURRENT            BENEFICIALLY
                            AGE AT           DIRECTOR           TERM               OWNED AS OF         PERCENT
NAME                     JUNE 30, 2003      OF THE BANK       TO EXPIRE         OCTOBER 6, 2003 /1/  OF CLASS /2/
----                     -------------      -----------       ---------         -------------------  ------------
                                           BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

Carl E. Parker, Jr.           56               1981              2003               43,616             2.98%

John G. Rich                  47               20013             2003                   --                *

                                                 DIRECTORS CONTINUING IN OFFICE

Vida H. Lampkin               65               1983              2004               98,078             6.55

Clifford O. Steelman          61               1984              2004               43,516             2.97

Charles T. Black              52               2003              2005               12,250                *

Bruce D. Murry                64               1994              2005               23,116             1.58

F. Michael Akin               47               2000              2005                  500                *

----------
1 Includes all shares as to which the beneficial owner had sole or shared voting and/or investment power. Amounts shown include 15,872, 0, 50,784, 15,872, 6,250, 15,872 and 0 shares which may be acquired by Directors Parker, Rich, Lampkin, Steelman, Black, Murry and Akin, respectively, upon the exercise of options exercisable within 60 days of October 6, 2003. Does not include 183,351 shares held by the ESOP, of which Directors Akin, Murry, Parker and Steelman are trustees, 12,654 shares voted by Directors Akin, Murry, Parker and Steelman as trustees for the Company's Management Recognition Plan Trust, which shares are required to be voted in the same proportion as the unallocated shares under the ESOP or, in the absence thereof, as directed by the Company's Board of Directors. Does not include 18,000 shares held in the HEARTLAND Community Bank Executive Officers' Grantor Trust for the benefit of Director Vida H. Lampkin, or 2,900 shares held in the HEARTLAND Community Bank Non-Employee Directors' Grantor Trust for the benefit of Director Carl

     E. Parker, Jr., as to which shares such directors have a pecuniary interest, but do not have or share voting or dispositive power.
2 To the extent available, shares acquired upon the exercise of options are assumed to be transferred upon the exercise of options from the HCB Bancshares, Inc. 1998 Stock Option Plan Trust, while the remaining shares are assumed to be newly issued.
3 Mr. Rich was appointed as a director by the Board of Directors in October 2001 pursuant to an agreement with Joseph Stilwell, Stilwell Value Partners IV, L.P., Stilwell Associates, L.P. and Stilwell Value LLC.
*    Less than 1% of the outstanding Common Stock.

     Set forth below is information regarding the Company's directors and nominees for director. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     CARL E. PARKER, JR. has been General Manager of Camden Monument Company from 1970 to the present. He is a member of the Camden Rotary Club.

     JOHN G. RICH is Of Counsel to the New York, New York law firm of Rich Intelisano LLP, where he has practiced since August, 2003. From 1995 to August 2003, he was Of Counsel to the New York, New York law firm of Eppenstein & Eppenstein.

     VIDA H. LAMPKIN served as President and Chief Executive Officer of the Company from December 1996 until December 1999 and served as President and Chief Executive Officer of the Bank from January 1990 until December 1999. Mrs. Lampkin is currently the Chairman of the Board of the Company as well as Chairman of the Board of the Bank. Mrs. Lampkin is currently a Board member of the Arkansas League of Savings Institutions and a member of the Governmental Affairs Council of America's Community Bankers. Mrs. Lampkin is a past Board member of Arkansas Quality Award.

     CLIFFORD O. STEELMAN retired in 2001 as Senior Human Resource Administrator for Atlantic Research Corporation located in Camden, Arkansas. Mr. Steelman retired from the Camden Kraft Packaging Plant, International Paper, Camden, Arkansas, in 1997 after having been employed there since 1968. Mr. Steelman is a member of the Board of Directors of the Camden Fairview School District and a member of the Camden Chamber of Commerce.

     CHARLES T. BLACK has served as President and Chief Executive Officer of the Company and the Bank since May 2003. He previously served as Senior Vice President and Chief Lending Officer of the Company and Senior Vice President and Chief Lending Officer of the Bank from May 2002 to May 2003. Prior to joining the Bank, Mr. Black was President of BancorpSouth, Melbourne, Arkansas, and from June 1990 to January 2002 served as President of BancorpSouth, Lewisville, Arkansas. Mr. Black is a past Board member of the Arkansas Red River Commission and Red River Valley Association. Mr. Black currently serves on the Arkansas Bankers Association Subsidiary Board and has previously served as Treasurer and Executive Board Member of the Arkansas Bankers Association. Mr. Black has also served on the board of the Caddo Council Boy Scouts of America, as President of the Lewisville Chamber of Commerce, and as Chairman of the Southwest Arkansas Workforce Investment Board. Mr. Black is a current member of the Camden Lions Club.

     BRUCE D. MURRY is owner of Bruce's, Inc., a retail establishment, located in Camden, Arkansas. Mr. Murry is a current member of the Camden Lions Club and the Camden Chamber of Commerce.

     F. MICHAEL AKIN has served as President and CEO of Akin Industries, a manufacturer of furniture for the healthcare and hospitality industries, for the past 15 years. Mr. Akin currently serves on the University of Arkansas Board of Trustees. He is a charter board member of the Arkansas Wood Manufacturers Association and served as President in 1995-96. In addition, Mr. Akin is a board member of the Monticello Economic Development Commission and is Chairman of the Drew County Work Force Training Advisory Council. Mr. Akin is a past member and past Chairman of the Arkansas Economic Development Commission.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                      AGE AT
                     JUNE 30,
NAME                   2003                TITLE
----                   ----                -----

Paula J. Bergstrom      48                 Senior Vice President, Chief Operations
                                           Officer and Secretary of the Company and the Bank

Henry A. Pryor          45                 Senior Vice President and Chief Lending Officer of
                                           the Company and the Bank

Scott A. Swain          41                 Senior Vice President and Chief Financial Officer
                                           of the Company and the Bank

     The following paragraph sets forth information regarding the principal occupations of the executive officers designated above.

     PAULA J. BERGSTROM has served as Secretary of the Company since December 1996 and was named Senior Vice President and Chief Operations Officer of the Company and the Bank in December 2002. From February 1992 to December 1997, Mrs. Bergstrom served as Vice President Compliance & Data Processing of the Bank. In January 1997, Mrs. Bergstrom was named Secretary of the Bank and served as the Bank's Vice President Administration from December 1997 to November 2000 at which time she was named the Bank's Senior Vice President Administration.

     SCOTT A. SWAIN served as Vice President and Chief Financial Officer of the Company from February 1999 to November 2000 at which time he was named the Company's Senior Vice President and Chief Financial Officer. Mr. Swain served as Vice President and Chief Financial Officer of the Bank from February 1999 to November 2000 at which time he was named the Bank's Senior Vice President and Chief Financial Officer. Mr. Swain also serves as the Treasurer of the Company and as the Bank's Compliance Officer. Mr. Swain is a 2001 Camden Area Leadership Graduate. Mr. Swain is currently a member and Director of the Camden Kiwanis Club.

     HENRY A. PRYOR served as Vice President Loan Administration of the Bank from October 1996 to July 2003 at which time he was named the Senior Vice President and Chief Lending Officer of the Company and the Bank. Mr. Pryor was previously employed with First Union National Bank located in Norfolk, Virginia and Premier Bank in Louisiana. Mr. Pryor currently serves as the President of the Camden Area Chamber of Commerce, First Vice President of the Ouachita County Historical Society and Chairman of the Finance Committee of the First United Methodist Church in Camden. He has previously served as the Secretary/Treasurer of the Ouachita River Valley Association and Treasurer of the Arkansas Historic Preservation Alliance. Mr. Pryor is a member of the Steering Committees for the Camden Daffodil Festival and Clifton-Greening Streets Historic District and an active member of the Camden Rotary Club.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and special meetings as needed. During the year ended June 30, 2003, the Company's Board met 13 times. No director attended fewer than 75% in the aggregate of the total number of Board and committee meetings held while he or she was a member during the year.

     The fiscal year 2003 Board of Directors' Audit Committee consisted of Directors Akin, Murry, Parker, Rich and Steelman, who serves as Chairman. The members of the Audit Committee are "independent," as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee met six times during the year ended June 30, 2003 to examine and approve the audit report prepared by the independent auditors of the Company, to hire the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Appendix A.

     The Compensation Committee for fiscal year 2003 consisted of Directors Akin, Murry, Parker and Steelman. This committee reviews the performance of the officers of the Company and determines compensation. The Compensation Committee met four times during the year ended June 30, 2003.

     The Company does not have a standing nominating committee. Under the Company's current Bylaws, the Company's full Board of Directors selects the management nominees for election of directors. The Board of Directors met one time in this capacity with respect to the nominees for election as directors at the Annual Meeting. The Company's Certificate of Incorporation sets forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for each of the three fiscal years ended June 30, 2003 awarded to or earned by the Company's President and Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries.

                                                                         LONG-TERM COMPENSATION
                                                                                  AWARDS
                                                                        --------------------------
                                                                        RESTRICTED     SECURITIES
                                   FISCAL   ANNUAL COMPENSATION/2/       STOCK         UNDERLYING       ALL OTHER
NAME AND POSITION/1/               YEAR       SALARY       BONUS         AWARD(S)       OPTIONS       COMPENSATION/3/
-------------------                ----       ------       -----         --------      ----------     ---------------
Charles T. Black                   2003     $  96,042    $     --        $108,600/4/     25,000        $  3,023
   President and Chief Executive   2002        12,606          --              --            --             242
   Officer of the Company and the
   Bank

Cameron D. McKeel                  2003     $ 68,628     $     --        $     --            --        $118,632
   President and Chief Executive   2002      103,935           --              --            --          48,025
   Officer of the Company and the  2001      103,935           --              --            --          63,527
   Bank

Vida H. Lampkin                    2003     $119,858           --              --            --        $ 50,870
   Chairman of the Board           2002      114,150           --              --            --          96,975
   of the Company and the Bank     2001      114,474           --              --            --         139,035


----------
1 Mr. Black was elected as President and Chief Executive Officer of the Company and the Bank on May 22, 2003. Cameron D. McKeel retired as the Company's and the Bank's President and Chief Executive Officer on February 17, 2003. During the interim period Vida H. Lampkin served as the acting President and Chief Executive Officer.
2 Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by each named executive officer in fiscal year 2003 did not exceed 10% of each executive officer's salary and bonus.
3 For Mr. Black for fiscal 2003, includes life, health, dental and disability insurance ($3,023); for Mr. McKeel for fiscal 2003, includes life, health, dental and disability insurance ($4,256), the value of shares allocated under the ESOP ($27,262), the annual contribution under the Bank's
     Directors' Retirement Plan ($6,191), and payments made to Mr. McKeel in connection with the termination of his employment with the Company and the Bank ($80,923); for Mrs. Lampkin for fiscal 2003, includes life, health, dental and disability insurance ($3,404), the value of shares allocated under the ESOP ($30,547), and the annual contribution under the Bank's Directors' Retirement Plan ($16,919).

4 Amount shown in the table is based on the average of the high and low sales price of the Common Stock of $18.10 as quoted on the Nasdaq SmallCap Market on the date of grant, May 22, 2003. The restricted Common Stock awarded vests at the rate of 25% per year beginning on the date of grant, with the first 25% having vested on May 22, 2003. As of June 30, 2003, based on the average of the high and low sale price of the Common Stock of $17.20, as reported on the Nasdaq SmallCap Market, the aggregate value of the unvested 4,500 shares of restricted Common Stock held by Mr. Black was $77,400. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.

     Option Grants in Fiscal Year 2003. The following table contains information concerning the grant of stock options during the year ended June 30, 2003.

                                       PERCENT                                  POTENTIAL REALIZABLE
                                       OF TOTAL                                   VALUE AT ASSUMED
                      NUMBER OF      OPTIONS/SARS                               ANNUAL RATES OF STOCK
                      SECURITIES      GRANTED TO                                 PRICE APPRECIATION
                      UNDERLYING      EMPLOYEES                                  FOR OPTION TERM(2)
                     OPTIONS/SARS     IN FISCAL       EXERCISE     EXPIRATION    ------------------
NAME                  GRANTED(1)        YEAR           PRICE          DATE         5%       10%
----                  ----------        ----           -----          ----         --       ---
Charles T. Black        25,000           100%          $18.10       05/22/13    $284,500   $721,250

----------
/1/ All options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. 25% of the options vested on the date of the grant, May 22, 2003, and 25% will vest on each anniversary date thereafter.
/2/ Based on the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock from the date of grant, May 22, 2003.

     Year-End Option/SAR Values. The following table sets forth information concerning the number and potential realizable value at the end of the fiscal year of options held by officers listed on the Summary Compensation Table.

                                                                 NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                           SHARES ACQUIRED                      UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
NAME                        ON EXERCISE      VALUE REALIZED    OPTIONS AT FISCAL YEAR-END             AT FISCAL YEAR-END/1/
----                        -----------      --------------   ----------------------------      -------------------------------
                                                              EXERCISABLE    UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
                                                              -----------    -------------      -----------       -------------
Charles T. Black                --           $      --           6,250         18,750            $     --           $     --
Cameron D. McKeel           47,612             434,460              --             --                  --                 --
Vida H. Lampkin                 --                  --          50,784             --             410,081                 --

----------
1 Based on the difference between the fair market value of the underlying Common Stock of $17.20, which was the average of the high and low sale price for the Common Stock on June 30, 2003, as reported on the Nasdaq SmallCap Market, and the exercise price of the options.

EMPLOYMENT AGREEMENTS

     The Company and the Bank maintain separate employment agreements (the "Employment Agreements") with Charles T. Black, who as of May 22, 2003 became President and Chief Executive Officer of the Company and the Bank, and Vida H. Lampkin, who served as President and Chief Executive Officer of the Bank and the Company until December 16, 1999 and currently serves as Chairman of the Board (together, the "Employees"). In such capacities, the Employees are responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Employees in relation to their careers with the Company and the Bank by assuring them of some financial security.

     Mr. Black's Employment Agreement provides for a term of 36 months, an annual base salary of $120,000 and provides that upon the expiration of the initial 36-month term, on each anniversary date of his Employment Agreement's effective date, Mr. Black's term of employment will be extended for an additional one-year period beyond the then effective expiration date. Mrs. Lampkin's Employment Agreement provides for a term of one year and an annual base salary of $119,858, and also provides that the Employment Agreement will be extended for an additional one-year period beyond the then effective expiration date. Extensions to each of the Employment Agreements are contingent upon a determination by the Boards of Directors that the performance of the Employee has met the required performance standards and that the Employee's respective Employment Agreement should be extended. The Employment Agreements provide each Employee with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. Each Employment Agreement will terminate upon the Employee's death, may terminate upon the Employee's disability and is terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for "just cause," no severance benefits are available. In the event of (i) the Employee's involuntary termination of employment for any reason other than "just cause," or
(ii) the Employee's voluntary termination within 90 days of the occurrence of a "good reason" (as defined in the Employment Agreements), the Employee will be entitled to receive (a) his or her salary up to each Employment Agreement's expiration date (the "Expiration Date") plus an additional 12-month salary, (b) a put option requiring the Bank or the Company to purchase Common Stock held by the Employee to the extent that it is not readily tradeable on an established securities market, and (c) at the Employee's election, either cash in an amount equal to the cost of benefits the Employee would have been eligible to participate in through the Expiration Date or continued participation in the benefits plans through the Expiration Date. If the Employment Agreements are terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his or her salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his or her estate will be entitled to receive his or her salary through the last day of the calendar month in which the Employee's death occurred. The Employee is able to voluntarily terminate his or her Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Employee is entitled to receive only his or her compensation, vested rights and benefits up to the date of termination.

     In the event of (i) a "change in control," or (ii) the Employees' termination for a reason other than just cause during the "protected period (as defined in the Employment Agreements)," the Employees will be paid within 10 days following the later to occur of such events an amount equal to the difference between (i) 2.99 times their "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. "Change in control" generally refers to (i) the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, (ii) the transfer by the Bank of substantially all of its assets to a corporation which is not an "affiliate" (as defined in the Employment Agreements), (iii) a sale by the Bank or the Company of substantially all the assets of an affiliate which accounts for 50% or more of the controlled group's assets immediately prior to such sale, (iv) the replacement of a majority of the existing Board of Directors by the Bank or the Company in connection with an initial public offering, tender offer, merger, exchange offer, business combination, sale of assets or contested election, or (v) a merger of the Bank or the Company which results in less than seventy percent (70%) of the outstanding voting securities of the resulting corporation being owned by former stockholders of the Company or the Bank. The Employment Agreements provide that within 10 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Employee's base amount, that will be used to pay the Employee amounts owed to the Employee. The aggregate payments that would be made to the Employees, assuming their termination of employment under the foregoing circumstances at June 30, 2003, would have been approximately $282,947 and $361,359 for Mr. Black and Mrs. Lampkin, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, the Employee will be reimbursed for his or her legal and other expenses.

DIRECTOR COMPENSATION

     General. Non-employee directors receive fees of $1,000 per month. This fee includes any committee meeting(s), as well as service on the Board of Directors of one or more subsidiaries of the Company. Employee directors do not receive fees for service as directors. For fiscal year 2003, directors' fees totaled $60,000. In addition, directors are eligible to receive awards under the Company's Stock Option Plan and Management Recognition Plan. On May 22, 2003, Mr. Charles T. Black was awarded 6,000 shares under the MRP, of which 25% vested on the date of the award and 25% will vest on each of the three anniversary dates thereafter.

     Directors' Retirement Plan. The Bank's Board of Directors adopted a directors' retirement plan, effective June 13, 1996, for directors who are or were members of the Board of Directors at any time on or after the plan's effective date, provided that an employee who becomes a director after June 30, 1996 will not become a participant unless the Board of Directors adopts a specific resolution to that effect. On the first day of each calendar month, each participant who is a director on said date, with the exception of Director Lampkin, has his account credited with an amount equal to the product of $158.33 and the Safe Performance Factor for the preceding fiscal year. With the exception of Director Lampkin, the aggregate principal credits to a director's account may not exceed $38,000. The Safe Performance Factor is determined annually by the Board taking into consideration the Company's performance as compared to targets set for the fiscal year. In addition, each participant's account is credited with a rate of return, on any vested amounts previously credited, equal to any appreciation or depreciation determined according to the participant's investment election. Amounts credited to the accounts of participants other than Director Lampkin will be fully vested at all times. The amount credited to Director Lampkin and former Director McKeel vested at the rate of 1.18% for each full month of service as a director, starting with 15% vested interest on January 1, 1996, and became fully vested on January 1, 2002. During the year ended June 30, 2003, the Company accrued $16,919, $379, $3,209, $2,470 and $6,191 under the directors' retirement plan for the benefit of Directors Vida H. Lampkin, Carl E. Parker, Jr., Clifford O. Steelman and Bruce
D. Murry, and former Director Cameron D. McKeel, respectively.

     Upon a non-employee director's termination of service on the Board due to death, disability, or mandatory retirement due to age restrictions, the director's account will be credited with an amount equal to the difference between $38,000 and the amount previously credited to her or his account, exclusive of investment returns. Distribution of account balances will be made in cash, over a ten-year period, unless the participant elects to receive a lump sum or annual installments over a period of less than ten years. If a participant dies before receiving all benefits payable under the plan, distribution will be made to her or his beneficiary or, in the absence of a beneficiary, to her or his estate, in a lump sum, unless the participant has elected to have the distribution made in installments over a period of up to ten years. Benefits under the directors' plan are nontransferable. The Bank will pay all benefits in cash from its general assets, and has established a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the directors' plan, he or she will be reimbursed for his or her legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors, officers and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. At June 30, 2003, the Bank's loans to directors, nominees for director and executive officers totaled approximately $67,000.

COMPENSATION COMMITTEE REPORT ON EMPLOYEE COMPENSATION

     The Compensation Committee of the Board of Directors consists of the non-employee directors, which for fiscal 2003 consisted of Directors Akin, Murry, Parker and Steelman. This committee reviews the performance of the executive officers of the Company and its subsidiaries and recommends employee compensation structures and amounts to the Board.

     The Compensation Committee's compensation philosophy for all employees, including executive officers, is to provide competitive levels of compensation, integrate employees' pay with the achievement of the Company's performance goals, reward exceptional corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified employees. The committee expressly endorses the position that equity ownership by employees is beneficial in aligning employees' and stockholders' interests in the enhancement of stockholder value.

     Salaries are determined by evaluating the responsibilities of each position and by reference to the competitive marketplace for qualified employees, including with respect to executive officers comparisons of salaries for comparable positions at comparable companies within the banking industry. Annual salary changes are determined by evaluating changes in compensation in the marketplace, the performance of the Company and the responsibilities and performance of the employee.

     For fiscal year 2003, the base salaries of the chief executive officer and other executive officers were established in accordance with the foregoing policies. The Compensation Committee reviewed proposed salaries for all bank employees, individually and in total, then reviewed each executive's salary history.

     In establishing Mr. Black's compensation the Committee takes into account his experience, tenure, abilities, job performance and other considerations. Mr. Black's base salary is established in accordance with the terms of the employment agreement entered into between the Company and Mr. Black on May 22, 2003 (see "Executive Compensation -- Employment Agreements") and is currently $120,000.

                                        Members of the Compensation Committee

                                        F. Michael Akin
                                        Bruce D. Murry
                                        Carl E. Parker, Jr.
                                        Clifford O. Steelman

STOCK PERFORMANCE

     The following graph shows the cumulative total return on the Company's Common Stock from June 30, 1998 through June 30, 2003 compared with the cumulative total return of an Index for Nasdaq stocks of savings institutions (U.S. Companies, SIC 6030-39) and an Index for the Nasdaq Stock Market (U.S. Companies, all SICs) over the same period, as if $100 were invested on June 30, 1998 in the Company's Common Stock and each index. Total cumulative return on the Common Stock or the index equals the total increase or decrease in value since June 30, 1998, assuming reinvestment of all dividends paid. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       JUNE 30, 1998 THROUGH JUNE 30, 2003


[Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the NASDAQ Stock Market and savings institutions traded on the NASDAQ Stock Market. Line graph plots the cumulative total return from June 30, 1998 to June 30, 2003. Plot points are provided below.]


------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
                                       6/30/98     6/30/99(1)  6/30/00     6/30/01     6/30/02     6/30/03
------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
HCB Bancshares, Inc.                     100        64.45       43.29       92.21       110.80      129.83
------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
Nasdaq Savings Institutions              100        85.34       68.77      102.19       141.54      163.59
------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
Nasdaq Stock Market                      100       143.67      212.43      115.14        78.44       87.29
------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------

----------
1 The Common Stock was not listed on the Nasdaq Stock Market on June 30, 1999. The total return figure at June 30, 1999 is based on the closing sales price for the Common Stock on that date. The Common Stock was relisted on the Nasdaq SmallCap Market on November 22, 1999.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has renewed the Company's arrangements with BKD, LLP, independent public accountants, to be its auditors for the 2004 fiscal year. A representative of BKD, LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     On November 2, 2001, the Company's Board of Directors dismissed Deloitte & Touche LLP as its independent accountants. On November 9, 2001, the Company engaged BKD, LLP as its successor independent audit firm. The Company's dismissal of Deloitte & Touche LLP and engagement of BKD, LLP was recommended by the Audit Committee of the Board of Directors and unanimously approved by the Board of Directors on November 2, 2001.

     Deloitte & Touche LLP served as the Company's independent accountants to audit the Company's consolidated financial statements as of June 30, 2001 and for the years ended June 30, 2001, 2000 and 1999. Deloitte & Touche LLP's reports on the Company's financial statements as of and for fiscal years ended June 30, 2001, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended June 30, 2001 and 2000 and for the subsequent interim period from July 1, 2001 through November 2, 2001, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their report on the financial statements for such years.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2003 with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and discussed with the independent auditors the independent auditors' independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2003 be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003.

                                                Members of the Audit Committee

                                                F. Michael Akin
                                                Bruce D. Murry
                                                Carl E. Parker, Jr.
                                                Clifford O. Steelman
                                                John G. Rich

               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT

     For the years ended June 30, 2003 and 2002, the Company was billed by BKD, LLP for fees aggregating $113,078 and $125,254, respectively. Such fees were comprised of the following:

AUDIT FEES

     The aggregate fees billed for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $82,306 and $80,327 for the fiscal years ended June 30, 2003 and 2002, respectively.

AUDIT-RELATED FEES

     The aggregate fees billed for audit-related services for the fiscal years ended June 30, 2003 and 2002 were $4,700 and $9,842, respectively. For fiscal year ended June 30, 2002, these fees related to the verification of collateral used for FHLB borrowings and for agreed-upon loan review procedures. For fiscal year ended June 30, 2003, these fees related to FHLB borrowings collateral verification.

TAX FEES

     The aggregate fees billed for tax services for the fiscal years ended June 30, 2003 and 2002 were $9,500 and $20,300, respectively. For the fiscal year ended June 30, 2002, these fees related to the preparation and filing of income tax returns, as well as to significant research and recalculation of deferred income taxes for prior years. For fiscal year ended June 30, 2003, these fees related to the preparation and filing of income tax returns and to limited research on other tax matters.

ALL OTHER FEES

     The aggregate fees for services not included above were $16,572 and $14,785, respectively, for the fiscal years ended June 30, 2003 and 2002. For both fiscal years, these fees related to regulatory compliance review and training. For the fiscal year ended June 30, 2002, there were also fees for consulting and review related to the Company's stock tender offer.

     The Company was also billed by Deloitte & Touche, LLP, the predecessor auditor. The aggregate fees billed for the review and consent of the audit of the Company's annual financial statements were $12,167 for the fiscal year ended June 30, 2002. The aggregate fees estimated to be billed for the review and consent of the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 is $7,000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2003, all of the Reporting Persons complied with these reporting requirements.

                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 237
Jackson Street, S.W., Camden, Arkansas 71701, no later than June 23, 2004. Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the above address not less than thirty days nor more than sixty days prior to the date of any such meeting in accordance with procedural and substantive requirements under the Company's Certificate of Incorporation; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 31, 2003.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Paula J. Bergstrom

                                        PAULA J. BERGSTROM
                                        SECRETARY

Camden, Arkansas
October 21, 2003

                                    FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HCB BANCSHARES, INC., 237 JACKSON STREET, S.W., CAMDEN, ARKANSAS 71701.

                                                                      APPENDIX A


                              HCB Bancshares, Inc.
                            HEARTLAND Community Bank
                             Audit Committee Charter


ORGANIZATION
------------

There shall be a Committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of a minimum of three members and be comprised of directors who are independent of the management of the Company and are free of any relationships that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Determination of independence will be governed by the NASD/AMEX listing standards requiring all members of the Audit Committee to be independent and will be disclosed in the Company's annual proxy statement. Members of the Committee shall have a working familiarity with accounting and related financial management practices. The Chairman of the Audit Committee will be responsible for developing an Audit Committee charter outlining the Committee's mission and responsibilities.


STATEMENT OF POLICY
-------------------

The Audit Committee shall provide assistance to the Corporate Directors in fulfilling their responsibility of corporate governance to the shareholders, potential shareholders, and investment community relating to (a) reviewing the corporate accounting and reporting practices of the Company, and the quality and integrity of the financial and regulatory reports of the Company, (b) determining that Management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company, and (c) determining that Management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations, and Company policy. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Directors, the independent auditors, the internal auditors, and the financial management of the Company. The independent auditor and internal auditor will be accountable to the Board of Directors and the Audit Committee. The Committee will meet four (4) times per year or more frequently as circumstances require as determined by the Committee Chairman.

The Company is required to provide adequate and appropriate funding to the Audit Committee in its capacity as a committee of the Board of Directors, for payment of compensation to (a) any registered public accounting firm engaged to prepare or issue an audit report or to provide other audit, review or attest services,
(b) any advisors employed by the Audit Committee.

RESPONSIBILITIES
----------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

     o Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries in accordance with auditing standards generally accepted in the United States of America. Additionally, approve, in advance, all non-audit services to be provided by the Company's independent auditors. Evaluating, together with the Board and Management, the performance of the independent auditors and, where appropriate, replacing such auditors.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors to include Management's response. In addition, discuss the independent auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in its financial statements. Additionally, discuss the matters outlined in SAS No. 61, Communication with Audit Committees, as amended with SAS No. 90, Audit Committee Communications, with the independent auditors and discuss independence issues with the independent auditors and receive communications required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Based on the review and discussions with the independent auditors, the Committee will recommend to the Board of Directors whether the audited financial statements be included in the Company's annual report on Form 10-K. The Committee will report the aforementioned items in a report to be included in the Company's annual proxy statement.

     o    Ensure  that  the   independent   auditor's  lead  audit  partner  and
          concurring partner are rotated at least ever five (5) years.

     o Review the financial statements and financial information contained in the annual report to shareholders and SEC filings (Form 10-Q and Form 10-K) with Management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and regulatory authorities. Any changes in accounting principles should be reviewed.

     o Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plan with the independent auditors. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable to ensure accurate financial and regulatory reporting. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee should periodically review Company policy statements to determine their adherence to the code of conduct. Additionally, discuss with the Company's legal counsel and Management any legal matters that may have a material impact on the Company's financial statements to include regulatory authorities.

     o Review all regulatory examination reports and Management's response for adequacy of corrective action taken.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of Management present (at least annually). Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of the audit and the internal auditor's observations and challenges with Company/Bank Management.

     o Review with the compliance auditor the results of the compliance audits as appropriate and ensure Management responds accordingly with corrective action, if warranted.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting, with the Board of Directors.

     o Establish and document procedures for the receipt, retention, and treatment of complaints received on accounting, internal control and auditing matters.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside legal counsel for this purpose if, in its judgment, that is appropriate. Engage outside advisors, including experts in particular areas, apart from those hired by management if, in its judgment, that is appropriate.

     o The Board of Directors may assign other duties from time to time to the Committee.


ANNUAL REVIEW
-------------

The Committee will review and reassess the adequacy of the Audit Committee charter on an annual basis. The Board of Directors will review and approve the Audit Committee charter on an annual basis.

                                                         REVOCABLE PROXY
              PLEASE MARK VOTES
              AS IN THIS EXAMPLE                                                               HCB BANCSHARES, INC.

--------------------------------------------------------------- -------------------------------- -------------------------------
                ANNUAL MEETING OF STOCKHOLDERS                                                            WITH-
                      NOVEMBER 20, 2003                         1. The election as directors     FOR      HOLD     EXCEPT
                                                                   of all nominees listed
The undersigned  hereby appoints Charles T. Black and Clifford     (except as marked to the
O.  Steelman,  with  full  powers of  substitution,  to act as     contrary below):              [   ]     [   ]      [  ]
proxies  for the  undersigned,  to vote all  shares  of common
stock  of HCB  Bancshares,  Inc.  (the  "Company")  which  the     CARL E. PARKER, JR.
undersigned  is  entitled  to vote at the  Annual  Meeting  of     JOHN G. RICH
Stockholders,  to be held at the Camden Country Club,  located at 1915  Washington  Street,  Camden,  Arkansas,  on Thursday,
November  20, 2003 at 10:00 a.m.,  local time,  and at any and all adjournments thereof, as follows:
--------------------------------------------------------------- ----------------------------------------------------------------
                                                                INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                                NOMINEE,  MARK  "EXCEPT" AND WRITE THAT  NOMINEE'S  NAME IN THE
                                                                SPACE PROVIDED BELOW.
                                                                ----------------------------------------------------------------

                                                                THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE LISTED
                                                                NOMINEES.  THIS PROXY WILL BE VOTED AS  DIRECTED,  BUT IF NO
                                                                INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
                                                                NOMINEES.  IF ANY OTHER  BUSINESS IS PRESENTED AT THE ANNUAL
                                                                MEETING,  THIS  PROXY  WILL BE VOTED BY THOSE  NAMED IN THIS
                                                                PROXY IN ACCORDANCE WITH THE  DETERMINATION OF A MAJORITY OF
                                                                THE BOARD OF DIRECTORS.  AT THE PRESENT  TIME,  THE BOARD OF
                                                                DIRECTORS  KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
                                                                ANNUAL MEETING. THIS PROXY CONFERS  DISCRETIONARY  AUTHORITY
                                                                ON THE HOLDERS  THEREOF TO VOTE WITH RESPECT TO THE ELECTION
                                                                OF ANY  PERSON AS  DIRECTOR  WHERE THE  NOMINEE IS UNABLE TO
                                                                SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS  INCIDENT
                                                                TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------- ----------------------------------------------------------------
                                                                      THIS PROXY IS SOLICITED BY THE BOARD OF
                                                                                        DIRECTORS.
--------------------------------------------------------------- ----------------------------------------------------------------
   Please be sure to sign and date      Date
   this proxy in the box below
--------------------------------------- ----------------------- ----------------------------------------------------------------
---------------------------------------------------------------
Stockholders sign above          Co-holder (if any) sign above
--------------------------------------------------------------- ----------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - perforation- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 ----------------------------------------------------------------------------------------------------------------------------------
                           DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE ENCLOSED.
                                                        HCB BANCSHARES, INC.
 ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE ENCLOSED.

                              HCB BANCSHARES, INC.
--------------------------------------------------------------------------------
SHOULD THE ABOVESIGNED BE PRESENT AND ELECT TO VOTE AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF, AND AFTER NOTIFICATION TO THE SECRETARY OF THE COMPANY AT THE ANNUAL MEETING OF THE STOCKHOLDER'S DECISION TO TERMINATE THIS PROXY, THEN THE POWER OF SAID ATTORNEYS AND PROXIES SHALL BE DEEMED TERMINATED AND OF NO FURTHER FORCE AND EFFECT.
THE ABOVE SIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF NOTICE OF THE ANNUAL MEETING, A PROXY STATEMENT DATED OCTOBER 21, 2003 AND A 2003 ANNUAL REPORT TO STOCKHOLDERS.
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


                               PLEASE ACT PROMPTLY
                       SIGN, DATE & MAIL YOUR PROXY TODAY

--------------------------------------------------------------------------------